UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2023 (May 12, 2023)

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue
New York,	New York	10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)    The Company’s Annual Meeting of Stockholders was held on May 12, 2023. The matters voted on and the results of the vote were as follows.

(b)    The Company’s stockholders voted on the matters set forth below.

1.John P. Bilbrey, John T. Cahill, Steve Cahillane, Lisa M. Edwards, C. Martin Harris, Martina Hund-Mejean, Kimberly A. Nelson, Lorrie M. Norrington, Michael B. Polk, Stephen I. Sadove, and Noel R. Wallace were elected directors of the Company. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John P. Bilbrey	621,272,089	20,204,461	1,891,308	71,020,322
John T. Cahill	593,242,530	48,278,496	1,846,832	71,020,322
Steve Cahillane	634,715,757	6,642,288	2,009,813	71,020,322
Lisa M. Edwards	627,371,513	14,095,609	1,900,736	71,020,322
C. Martin Harris	620,564,112	20,823,952	1,979,794	71,020,322
Martina Hund-Mejean	633,507,328	8,048,950	1,811,580	71,020,322
Kimberly A. Nelson	624,478,188	17,001,186	1,888,484	71,020,322
Lorrie M. Norrington	577,196,899	64,393,902	1,777,057	71,020,322
Michael B. Polk	619,296,449	22,139,699	1,931,710	71,020,322
Stephen I. Sadove	590,432,374	51,064,682	1,870,802	71,020,322
Noel R. Wallace	590,670,016	46,316,344	6,381,498	71,020,322

2.The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
662,533,436	50,081,187	1,773,557	0

3.A non-binding advisory vote on the Company’s executive compensation was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
574,308,628	65,915,367	3,143,863	71,020,322

4.A non-binding advisory vote on the frequency of future non-binding advisory votes on the Company’s executive compensation was held and the frequency that received the most votes was one year. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
632,852,302	981,281	7,129,540	2,404,735	71,020,322

After considering these results, and consistent with its own recommendation, the Company’s Board of Directors has determined that the Company will continue to hold a non-binding advisory vote on executive compensation on an annual basis until the next non-binding advisory vote on the frequency of such advisory votes is held.

5.A stockholder proposal on independent Board Chairman was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
220,523,949	419,897,212	2,946,697	71,020,322

6.A stockholder proposal on executives to retain significant stock was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
191,280,022	448,165,386	3,922,450	71,020,322

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: May 17, 2023	By: /s/ Jennifer M. Daniels
Name: Jennifer M. Daniels
Title: Chief Legal Officer and Secretary
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